                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2003
        (August 5, 2003)                                  --------------
        ----------------


                              BOB EVANS FARMS, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       0-1667                       31-4421866
---------------                ---------------              ------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

                  3776 South High Street, Columbus, Ohio 43207
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 491-2225
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b) Not applicable.

         (c) Exhibits:
             --------

         The following exhibit is included pursuant to Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition of Form 8-K:

         99 News Release issued by Bob Evans Farms, Inc. on August 5, 2003, announcing same-store sales for the fiscal 2004 month of July (i.e., the five weeks ended July 25, 2003), updated earnings expectations for the first fiscal quarter ended July 25, 2003 and a quarterly dividend for the first fiscal quarter ended July 25, 2003.


Item 9.  Regulation FD Disclosure.
---------------------------------

         On August 5, 2003, Bob Evans Farms, Inc. issued a news release reporting same-store sales for the fiscal 2004 month of July (i.e., the five weeks ended July 25, 2003) and a quarterly dividend for the first fiscal quarter ended July 25, 2003. A copy of this news release is included as Exhibit 99.


Item 12. Results of Operations and Financial Condition.
------------------------------------------------------

         On August 5, 2003, Bob Evans Farms, Inc. issued a news release announcing updated earnings expectations and information related to same-store sales for the first fiscal quarter ended July 25, 2003. A copy of this news release is included as Exhibit 99.


                  [Remainder of page intentionally left blank;
                         signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BOB EVANS FARMS, INC.


Dated:  August 6, 2003                   By: /s/ Donald J. Radkoski
                                             ----------------------------------
                                             Donald J. Radkoski
                                                Chief Financial Officer,
                                                Treasurer and Secretary



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 6, 2003


                              Bob Evans Farms, Inc.



Exhibit No.       Description
-----------       -----------

    99            News Release issued by Bob Evans Farms, Inc.
                  on August 5, 2003.



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